Keefe, Bruyette & Woods
 February 2010

Forward Looking Statements

■ Total Assets      $2.6 bil
■ Branches      67
■ FTE      809
■ Market Cap     $488 mil
■ Institutional Ownership   63%
■ Avg Daily Volume    $4.5 mil
 Date: February 18, 2010

City Holding Company:
■ Markets: Operates an extremely strong
 retail/commercial franchise in stable markets with
 disciplined competition
■ Asset Quality: Strong compared to peers and City’s
 management has recognized and dealt with issues
■ Performance: Has Consistently outperformed
 peers with respect to earnings, capital, and liquidity
■ Growth: Growing and succeeding in slow-growth
 stable markets with targeted expansion into new
 markets

1st Branch Share & 9% Deposit Share
in Huntington WV/Ashland KY MSA
$3.8 Billion
1st Branch Share & 10% Deposit Share
in WV’s largest market; $5.3B
1st & 27% Deposit Share
$2.0 Billion
2nd Branch Share & 8% Deposit
Share in Morgan, Berkeley
& Jefferson Co. WV
$1.9 Billion
Key Markets

Asset Quality: a function of culture
and market
• City’s Loans are 60% Retail/40% Commercial
• City’s market area tends to be more stable
• Real Estate prices in City’s market area have
 been relatively stable
• City’s Past-due loan trends are stable
• City’s non-performing asset levels are
 stronger than peers
• City has been aggressive about charging
 down non-performing loans

Loan to Deposits 82.8%
Loan to Deposits 98.8%
Sample of 266 publicly traded banks
and thrifts with assets between $1-$10
billion as of December 31, 2007
As of December 31, 2009

Retail Loan Facts:
•Residential RE are 1,3,5 and 10 Yr ARMs
•No Sub-prime, Interest-only, Option Adjustable
•Home Equity loans include LOCs, fixed amortizing
loans, non-purchase adjustable loans
•65% of Home Equity Loans are 1st Lien Position
•66% of Home Equity Loans have a LTV < 80%.
•Ave Loan Balance for Residential RE is $78,000
•Ave Loan Balance for Home Equity loans is $35,000

Stable Past-Due Loans (30+ days)

NPA’s to Loans & OREO

33%
45%

Commercial
$3.026 MM
$1.367MM
Net Charge-offs
2009: Net C/O $10.6 MM
 Provision $ 7.1 MM
Net C/O 0.59% of Average Loans

Greenbrier Resort Speculative
Properties - 12/31/09
Original Loan Balances    $ 18.2 MM
Current Loan Book Balance net of reserves $ 3.8 MM
OREO after Charge-off’s     $ 7.8 MM
On-Balance Sheet:      $ 12.6 MM
       (64% of orig loan)

Investment Portfolio at 12/31/09
	Orig. Cost	Other than Temporary Impairment Charges (Cumm)	Unrealized Gains/ (Losses)	Carrying Value
Municipals	$ 54.1	$0	$0.3	$54.4
MBS	$306.1	$0	$8.7	$314.8
Pool Bank Trust Pfd	$ 27.1	($20.0)	($0.0)	$7.1
Single Issue Bank Trust Pfd; Bank Holding Company Pfd; Sub-debt of FI’s	$109.6	($1.0)	($5.3)	$103.4
Money Markets & Mutual Funds	$16.9	$0	$0	$16.9
Fed & FHLB Stock	$ 13.0	$0	$0	$13.0
Bank Equities	$ 10.1	($1.5)	($3.5)	$5.1

Performance: CHCO has been
consistently among the strongest:
	2005	2006	2007	2008	2008 Peers** Median	2009
Reported ROA	2.09%	2.11%	2.03%	1.12%	0.38% - 100th %ile	1.63%
ROTE	22.3%	22.4%	21.0%	11.4%	4.3% - 95th %ile	18.0%
Tangible Common Equity/TA	9.5%	10.1%	9.7%	8.83%	8.0% - 95th %ile	9.78%
NIM	4.49%	4.56%	4.34%	4.64%	3.71%- 95th %ile	4.18%
Efficiency Ratio	46.7%	44.5%	45.9%	46.3%	62.8% - 100th %ile	50.0%
Non-Int Rev/Total Rev*	34%	34%	34%	36%	28.2% - 100th %ile	37.9%
* Non-Int Rev excludes gain on Visa IPO; Securities Losses
•** Peer Group of 20 Regional Banks of comparable size & geography

Yet, strong bottom line results continue
net of security gains& losses:
Reported EPS Core EPS
Source: SNL (Core Earnings exclude Invest Security
Gains/Losses and Non-recurring Income

CHCO faced “normalization” of provision
and loss of PSL revenues from 2003-2009:

Previously Securitized Loans:

Core growth in revenues in 2003-2009 offset
lower earnings from PSL balances
	2004	2005	2006	2007	2008	2009	2010 proj
Average Balances	$83.5 MM	$42.9 MM	$22.3 MM	$10.5 MM	$5.2 MM	$3.9 MM	$1.5 MM
Rate	17.4%	26.6%	42.2%	69.1%	108%	128%	159%
Gross Interest Revenue	$14.5 MM	$11.4 MM	$9.4 MM	$7.3 MM	$5.6 MM	$3.9 MM	$2.4 MM

Liabilities: Low Cost and stable
deposits drives profitability
Data: December 31, 2009

CHCO’s Cost of Funds Advantage:
	CHCO	Peers Ave	Advantage
CD’s	3.16%	2.75%	(41 Bps)
Interest Bearing Deposits	1.95%	1.90%	(5 Bps)
Total Deposits	1.65%	1.69%	4 Bps
Interest Bearing Liabilities	1.87%	2.18%	31 Bps
Data: 2009. Peers reflect publicly traded $1 to $10
billion banks reporting these rates

Strong Deposit Franchise drives top
decile Non-Interest Revenue:
24%
76%
63%
*As of December 31, 2009. Non-
interest income excludes other than
temporary impairment losses and
VISA IPO gain
Sample of 249 reporting publicly traded
banks and thrifts with assets between
$1 and $10 billion as of December 31,
2008, excluding investment
gains/losses
94th percentile

Net Interest Margin
Strong NIM driven by solid core deposit
franchise & strong NIM management

- Purchased $600 million during 2005-2006
- Sold late 2008
- Positions CHCO for rising rates
Notional	Prime Rate	Term Date
$100MM	8%	June 2011
$100MM	7.75%	May 2011
$100MM	6%	June 2010
Prime-based Floors:

CHCO is well positioned with respect to
interest rate risk:
Immediate Basis Point Change in Interest Rates	Estimated Increase or Decrease in Net Income between 1-12 months
+300 Bp	+10.0%
+200 Bp	6.2%
+100 Bp	2.2%
Data: September 30. 2009
Interest Rate Risk to Net
Interest Margin:

Interest Rate Risk Summary:
 ◆ CHCO is less dependent upon NII than its
 peers
 t Fee income in top 10% of peer group
 ◆ CHCO’s NIM is strong relative to peers based
 upon strong core deposit franchise
 ◆ Due to Prime-based floors, CHCO’s NIM is in
 the top decile within its peer group:
 t In 4th Q of 2009, Prime-based floors were
 worth 32 bp of NIM
 ◆ CHCO is positioned to benefit from economic
 recovery and higher interest rates:
 t An increase of 300 Bp in rates would result
 in an increase of 41 bp of NIM

GROWTH: CHCO is positioned
to achieve “reasonable growth”
■ Commercial
■ Retail
■ Insurance
■ Trust & Investment Management

Major Competitors:
	Branches	Deposits
CHCO	66	$ 2.1 B
BBT	36	$ 3.3 B
JPM	20	$ 1.2 B
UBSI	20	$ 1.2 B
HBAN	14	$ 0.9 B
FITB	10	$ 0.4 B
Includes branches within 5 miles of City Branch
Source: SNL

■ Opportunity:
 City’s mix is 40%
 Commercial/60%
 Retail reflecting
 City’s historic retail
 focus.
■ Opportunity: Some
 competitors have
 stopped lending.
■ Opportunity:
 City has launched a
 successful new cash
 management initiative
 to address depository
 needs of larger
 business customers.

Growth: Expanding Retail Distribution

City Opened 4 Wal-Marts in key markets
where it had significant share:

Branch Renovations/Expansions to
meet customer demand:

A Focus: Eastern Panhandle Expansion

Expansion into Bluefield WV-VA:
Bluefield WV-VA:
 County Deposits:$1.7 billion
 Branches: 50
 Largest Competitors: BB&T (27%), FCBC (26%)

City’s Newest Location: Hurricane WV
Putnam Co. WV:
County Deposits:$761 MM
Branches: 18
Largest Competitors:
Putnam Co. Bank (50%)
BB&T (10%)

CityInsurance
■ 2006 Revenues   $2.3 million
■ 2007     $4.1 million
■ 2008    $4.2 million
■ 2009     $5.6 million
Strategies:
 ◆ Added Workers Compensation Dept in 2006/7
 ◆ Added Personal Lines Department in 2006/7
 ◆ Opened Beckley WV Office in 2006/7
 ◆ Opened Martinsburg Office in 4th Q 2008
 ◆ Opened Ashland Office in 4th Q 2008
 ◆ Acquired Nitro-based Patton Ins. Agency in Dec 2008
 ◆ Added Medicus Representation in late 2008
 ◆ Acquired Teays Valley based Dickens & Clark in Apr 09
 ◆ Added Martinsburg Office in 2009

Trust AUM: CAGR (04-09) 9.1%
Grew AUM in 2008/9 despite market by taking share

CHCO: Capital Flexibility
  Tangible Common Equity at 12/31/09: 9.78%
  No TARP!!!!
  Dividends
 - Increased 10% in April 2004 to $0.88
 - Increased 14% in April 2005 to $1.00
 - Increased 12% in April 2006 to $1.12
 - Increased 11% in April 2007 to $1.24
 - Increased 10% in April 2008 to $1.36
 - Dividend Yield over 4%
 - Dividend Payout Ratio of 52% (Analyst Est. EPS)
  Share Repurchases
 - Purchased 1,651,172 shares in 2007 and 2008 (9.4% of
 outstanding shares at 12/31/06);
 - Driven by CHCO’s strong profitability, CHCO can
 achieve greater long-term share repurchase activity
 than peers.

Acquisitions:
$100MM to $500MM in assets
WV, SE Ohio, Eastern KY, I81 Corridor from VA
thru MD, SW Pennsylvania, North Carolina

A Strong Management Team
 TITLE  EXPERIENCE    AGE  JOINED
■ CEO   PPLS; CHCO CFO,PHD 47  2001
■ EVP-Retail  PPLS     54  2001
 n EVP-Comm                       One Valley; BB&T,CPA      60  2004
■ CFO   Public Accounting,CPA  44  2005
■ CAO/CIO  City National Bank  45  1989
■ SVP-Branches BB&T    42  2001
■ SVP- CCO  United Bankshares,CPA  36  1998
■ SVP- CRO  BB&T    53  2001
■ SVP Consumer Bank One   43  2001
■ SVP Mortgage United Bankshares  58  2004
■ SVP Trust  City National Bank  55  1985
■ SVP Insurance Rogers; Principal 40  2007
■ Treasurer  City National Bank  43  1990

Pricing Metrics*:
■ Price to Book:      158%
■ Price to Tangible Book:     194%
■ Price to 2010 Projected Earnings** 11.7x
■ Dividend Yield     4.4%
■ Div Payout Ratio (First Call)**   52%
■ Tangible Capital/Tangible Assets  9.78%
■ Institutional Ownership    63%
* Based on Price of $30.70 (2/19/10)
** Based on analyst estimate of $2.63 (average of 7)
CHCO represents good value and
stability